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                                                                  Exhibit 10.25

                             CONFIRMATION AGREEMENT

     THE UNDERSIGNED,

     1. Metron Technology B.V., a limited liability company organized and existing under the laws of the Netherlands (the "Company");

     2.       Fluoroware, Inc., a Minnesota corporation;

     3.       FSI International, Inc., a Minnesota corporation;

     4.       Edward Segal;

     5.       Brad Sargent;

     6.       Keith Reidy;

     7.       Udo Jaensch; and

     8.       Chris Levett-Prinsep.

     WHEREAS

         (a)      The undersigned have entered into the following agreements:

                  - An Amended and Restated Buy and Sell Agreement effective as of July 6, 1995 (the "Buy-Sell Agreement); and

                  - An Investor Rights Agreement effective as of July 6, 1995 (the "Investor Rights Agreement": the Buy-Sell Agreement and the Investor Rights Agreement together also referred to as the "Agreements");

         (b) The undersigned wish to clarify the intention which they had at the moment of signing of the Agreements with respect to those matters described herein, without amending the Agreements, by entering into this Confirmation Agreement (in
                  Dutch: "vaststellingsovereenkomst");

     NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE 1

     The undersigned acknowledge and agree that whereas Section 3.1 (b) of the Buy-Sell Agreement states

     "Each Significant Shareholder irrevocably and unconditionally undertakes that any transfer, other than transfers pursuant to Sections 4.1, 4.2 (b), 5.1 or 5.2 of this Agreement, and/or pledge by such Significant Shareholder of any of his Metron Securities during the term of this Agreement shall be subject to the



                                     1.
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     requirement that the transferee or the pledgee, as the case may be, agrees in writing to the terms of, and becomes a party to this Agreement."

And as such does not explicitly state that such transferee or pledgee when it becomes a party to the Buy-Sell Agreement will acquire the same rights, benefits and obligations under the Buy-Sell Agreement with respect to the shares transferred and/or pledged to it as the transferring and/or pledging Significant Shareholder would have under the Buy-Sell Agreement with respect to such shares, had such transfer of pledge, as the case may be, not taken place.

The undersigned also acknowledge that it has been and still is their intention that such transferee or pledgee acquires such rights and benefits, including but not limited to the Put Rights described in Section 5 of the Buy-Sell Agreement, and assumes such obligations when it becomes a party to the Buy-Sell Agreement.

                                    ARTICLE 2

     The undersigned acknowledge and agree that whereas Section 3.2 (a) sub
(ii) of the Investor Rights Agreement states that

     "Notwithstanding any other provisions of this Agreement, the provisions of Section 3.1 shall not apply to: (...) (ii) any transfer to an Investor's ancestors, descendants or spouse, or trust for the benefit of such persons or such Investor (...)", it has been and still is their intention that the provisions of Section 3.1 of the Investor Rights Agreement shall also not apply to a transfer to a partnership (i) the sole partners of which are the transferring Investor and/or one or more of his ancestors and/or descendants and/or spouse and/or one or more trust for the benefit of such person(s) of the transferring Investor, and (ii) which is formed and maintained for the exclusive benefit of such person(s) and/or the transferring Investor.

                                    ARTICLE 3

This Confirmation Agreement shall be governed and construed in accordance with the laws of the Netherlands.








                                     2.
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                                    ARTICLE 4

This Confirmation Agreement may be executed in one or more counterparts, all of which when taken together shall constitute one instrument.

Signed at Burlingame, CA USA on October 15, 1998

METRON TECHNOLOGY B.V.                              FSI INTERNATIONAL, INC.
\s\ Michael A. Grandinetti

 \s\ Peter V. Leigh                                  \s\ J.A. Elftmann
--------------------------------                     -------------------------
By:                                                  By: J.A. Elftmann
   -----------------------------                        ----------------------
Its:                                                 Its: CEO
   -----------------------------                        ----------------------

FLUOROWARE, INC.                                         EDWARD SEGAL



                                                      \s\ Edward Segal
--------------------------------                      ------------------------
By: \s\ James Dauwalter
   -----------------------------

Its: Exec V.P.
   -----------------------------

BRAD SARGENT                                          KEITH REIDY



 \s\ Brad Sargent                                     \s\ Keith Reidy
-------------------------------                       ------------------------

UDO JAENSCH                                           CHRIS LEVETT-PRINSEP



 \s\ Udo Jaensch                                      \s\ Chris Levett-Prinsep
--------------------------------                     -------------------------



                                     3.